Filed pursuant to Rule 497(a)(1)

File No. 333-183798

Rule 482 Ad.

WhiteHorse Finance, Inc. Prices Initial Public Offering

MIAMI, FLORIDA – December 4, 2012 – WhiteHorse Finance, Inc. (the “Company”) (NASDAQ: WHF) announced today the pricing of the initial public offering of 6,666,667 shares of its common stock at a public offering price of $15.00 per share, raising $100 million in gross proceeds. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 1,000,000 shares of common stock. The Company’s common stock is expected to begin trading on The Nasdaq Global Select Market under the symbol “WHF” on December 5, 2012. Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Barclays Capital Inc. are acting as joint book-running managers. Robert W. Baird & Co. Incorporated, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated are acting as co-lead managers. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Sterne, Agee & Leach, Inc., Wunderlich Securities, Inc. and Natixis Securities Americas LLC are acting as co-managers. The shares are expected to be delivered to investors on December 10, 2012.

The Company plans to invest the net proceeds of the offering in accordance with its investment objective, which is to generate attractive risk-adjusted returns for investors by originating loans to privately held small-cap companies across a broad range of industries, and for general corporate purposes.

Investors are advised to consider carefully the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus dated November 26, 2012 contains this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission on December 4, 2012. This offering is being made solely by means of a written prospectus forming part of the effective registration statement. A copy of the final prospectus relating to the offering may be obtained, when available, from any of the following joint book-running managers: Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, NY 10005-2836 or by e-mailing prospectus.cpdg@db.com or by calling (800) 503-4611; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling toll-free (866) 803-9204; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling (800) 831-9146; or Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by e-mailing barclaysprospectus@broadridge.com or by calling (888) 603-5847.

ABOUT WHITEHORSE FINANCE, INC.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company’s investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. (“H.I.G. Capital”). For more information about the Company, please visit http://www.whitehorsefinance.com.

ABOUT H.I.G. CAPITAL

H.I.G. Capital is a leading global alternative asset manager focused on the small-cap market, with domestic offices in Miami, New York, Boston, San Francisco, Dallas, Atlanta and Chicago and international offices in London, Hamburg, Paris, Madrid and Rio de Janeiro. As of September 30, 2012, H.I.G. Capital managed over $10 billion of capital through a number of leveraged buyout, credit-oriented and growth capital funds focused on the small-cap market. For more information about H.I.G. Capital, please visit http://www.higcapital.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Investor Relations

(305) 379-2322

investorrelations@whitehorsefinance.com